UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  April 20, 2005

JAMDAT Mobile Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50928	95-4791817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3415 S. Sepulveda Blvd., Suite 700
Los Angeles, CA 90034

 (Address of principal executive offices) (Zip Code)

(310) 636-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                   Entry into a Material Definitive Agreement.

Blue Lava Wireless Purchase Agreement

On April 20, 2005, JAMDAT Mobile Inc. (“JAMDAT”) and JAMDAT Mobile (Hawaii) LLC (“Acquiror”) entered into a Purchase Agreement (the “Purchase Agreement”) with Blue Lava Wireless, LLC (“Blue Lava Wireless”), and Henk B. Rogers 2005 Dynasty Trust, Akemi M. Rogers 2005 Dynasty Trust, Henk Rogers and Akemi Rogers (collectively, the “Members”).  Under the Purchase Agreement, Acquiror acquired all of the membership interests of Blue Lava Wireless from the Members.  The principal asset of Blue Lava Wireless being acquired is a worldwide license to the wireless rights for the game Tetris, the terms of which are described below.

The purchase price for the acquisition of the membership interests in Blue Lava Wireless (the “Acquisition”) is comprised of the following:

•                                          an initial cash payment of $60,000,000 (excluding payment of approximately $3.7 million for net cash and accounts receivable);

•                                          a deferred payment of $13,700,000 on the one year anniversary of the closing of the Acquisition, which can be paid in cash or stock at JAMDAT’s option;

•                                          3,050,000 shares of JAMDAT common stock delivered to the Members at the closing of the Acquisition; and

•                                          an additional 1,000,000 shares of JAMDAT common stock (the “Escrowed Shares”) to be held in escrow for a period of three years.

Henk Rogers, the founder of Blue Lava Wireless, will serve part-time as the Managing Director of Acquiror.  Mr. Rogers may continue to work with Tetris Company, LLC (the “Tetris Company”) and its related entities, but has agreed not to undertake certain activities that would compete with JAMDAT or Acquiror.

A copy of the Purchase Agreement is filed with this report as Exhibit 10.26, and is incorporated herein by this reference.

Tetris License Agreement

In satisfaction of a condition to JAMDAT’s completion of the Acquisition, Blue Lava Wireless and the Tetris Company entered into the Tetris License and Distribution Agreement with JAMDAT and Acquiror concurrently with the execution of the Purchase Agreement on April 20, 2005 (the “License Agreement”).

Under the License Agreement, the Tetris Company granted Blue Lava Wireless, as licensee, the exclusive worldwide right to distribute, sell and otherwise commercially exploit the Tetris game for use on mobile telephony devices for a period of fifteen years, with an option to renew the license for an additional three years.  Concurrently with the closing of the Acquisition,

Blue Lava Wireless assigned the License Agreement, including all of its rights as licensee thereunder, to Acquiror.

The rights granted under the License Agreement to publish Tetris will become immediately available with respect to North America, Latin America and India.  The rights granted under the License Agreement to publish Tetris in Europe, Japan, Korea, China, Australia and New Zealand will become available throughout the remainder of 2005, as the current licensees’ rights expire.

A copy of the License Agreement is filed with this report as Exhibit 10.27, and is incorporated herein by this reference.

Indemnification Escrow Agreement

The disposition of the Escrowed Shares will be governed by an Indemnification Escrow Agreement (the “Escrow Agreement”), which Blue Lava Wireless, Acquiror, JAMDAT, the Members and U.S. Bank National Association (the “Escrow Agent”) entered into on April 20, 2005, concurrently with the Purchase Agreement.  Under the Escrow Agreement, the Escrowed Shares will be held in an escrow account to provide a source of recovery for claims JAMDAT may have pursuant to the indemnification provisions of the Purchase Agreement, and will be issued to the Members to the extent the Escrowed Shares exceed the value of JAMDAT’s claims.  The number of Escrowed Shares to be retained by JAMDAT will be the amount of an indemnification claim divided by the average of the closing price of a share of JAMDAT common stock on The Nasdaq National Market during the 15 days prior to the claim date.  On each of the first three anniversaries of the closing date of the Acquisition, the Escrow Agent will release to the Members one third of the Escrowed Shares, less any number of shares retained to satisfy indemnification claims.

While held in escrow, the Escrowed Shares will be adjusted for any stock split, subdivision or similar change in JAMDAT’s common stock.  Dividends declared with respect to the Escrowed Shares will be held in escrow and delivered (or retained) along with the Escrowed Shares.  The right to vote Escrowed Shares will be retained by JAMDAT unless and until the Escrowed Shares are released to the Members.  (However, under the Delaware General Corporation Law, JAMDAT will not have the power to vote the Escrowed Shares.)

A copy of the Escrow Agreement is filed with this report as Exhibit 10.28, and is incorporated herein by this reference.

Registration Rights Agreement

In satisfaction of a condition to the completion of the Acquisition, JAMDAT and the Members entered into a Registration Rights Agreement concurrently with the execution of the Purchase Agreement.  Under the Registration Rights Agreement, the Members may cause JAMDAT to register their shares of JAMDAT common stock received in the Acquisition for public resale under the Securities Act.  The Registration Rights Agreement provides “piggyback” registration rights, pursuant to which the Members may include their shares in registered securities offerings initiated by JAMDAT for its own account, subject to certain terms and limitations.  Beginning twelve months after the closing of the Acquisition, the Members will also have a right to one “demand” registration, pursuant to which the Members may request that JAMDAT register for public resale up to 1,000,000 of the shares of common stock received by the Members in the Acquisition.  The demand registration may, at the election of the Members, be an underwritten offering, with the underwriter to be selected by JAMDAT.

JAMDAT will bear all expenses of registered offerings made pursuant to the Registration Rights Agreement, except for underwriters’ commissions and discounts and the fees of counsel for the Members selling in the offering.

A copy of the Registration Rights Agreement is filed with this report as Exhibit 10.29, and is incorporated herein by this reference.

Comerica Credit Facility

On April 20, 2005, JAMDAT, together with certain of its subsidiaries signatory thereto, entered into a Loan and Security Agreement (the “Loan and Security Agreement”) with Comerica Bank, providing for a term loan of $10,000,000 and a revolving credit facility in an amount up to $15,000,000, which is further described under Item 2.03 below.

A copy of the Loan and Security Agreement is filed with this report as Exhibit 10.30, and is incorporated herein by this reference.

The descriptions of the agreements in this report are summaries, and do not contain all of the terms and conditions of these agreements.  The summary descriptions are qualified in their entirety by reference to the complete copies of the agreements filed as exhibits to this report.

Item 2.01                                   Completion of Acquisition or Disposition of Assets.

On April 20, 2005, JAMDAT completed the acquisition of all of the membership interests in Blue Lava Wireless from the Members, pursuant to the Purchase Agreement.  The nature and amount of consideration involved is set forth in Item 1.01 above.

Item 2.02                                   Results of Operations and Financial Condition.

On April 20, 2005, JAMDAT issued a press release and held a conference call announcing (along with the Acquisition), preliminary earnings and revenue information for the quarterly period ended March 31, 2005.  A copy of the press release and a copy of the transcript of the conference call are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this report and are incorporated herein by this reference.

The information in this Item 2.02 of this report, including Exhibit 99.1 and Exhibit 99.2, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”) or into any another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

Item 2.03                                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 20, 2005, JAMDAT and certain of its subsidiaries entered into a Loan and Security Agreement with Comerica Bank, providing for a term loan of $10,000,000 and a revolving credit facility in an amount up to $15,000,000.  The obligation to repay borrowings under the Loan and Security Agreement will be secured by a first priority lien on all of the assets of JAMDAT and each of its domestic subsidiaries.  JAMDAT will pay an annual fee of $50,000 for the availability of the term loan.  The extension of credit to JAMDAT is subject to certain covenants and restrictions, including a limitation on investments to be made by JAMDAT.

On the date of this report, JAMDAT received $10,000,000 under the term loan and has drawn $5,000,000 under the revolving credit facility.

Item 3.02                                   Unregistered Sales of Equity Securities

On April 20, 2005, at the closing of the Acquisition, JAMDAT issued 3,050,000 shares of its common stock to the Members as partial consideration for the Acquisition.  These shares were issued pursuant to the exemption from registration under the Securities Act that is available for offers and sales to accredited investors pursuant to Rule 506 of Regulation D under the Securities Act and Section 4(2) of the Securities Act.

On April 20, 2005, at the closing of the Acquisition, JAMDAT issued 1,000,000 Escrowed Shares to the Acquiror, all of which were placed into the Escrow Account, one third of which shall be transferred to the Members on each of the first three anniversaries of the closing of the Acquisition, to the extent they exceed the value of indemnification claims made by JAMDAT under the Purchase Agreement.  The Escrowed Shares were issued pursuant to the exemption from registration under the Securities Act that is available for offers and sales to accredited investors pursuant to Rule 506 of Regulation D under the Securities Act and Section 4(2) of the Securities Act.

Item 7.01                                   Regulation FD Disclosure.

On April 20, 2005, the Company issued a press release announcing the closing of the Acquisition and preliminary earnings and revenue information for the quarterly period ended March 31, 2005.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information in this Item 7.01 of this report, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.  The furnishing of the information in this Item 7.01 of this Current Report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Item 7.01 contains is material investor information that is not otherwise publicly available.

Item 9.01                                   Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

This Current Report on Form 8-K will be supplemented by amendment no later than July 5, 2005 to provide the financial statements of the business acquired in the Acquisition.

(b) Pro forma financial information.

This Current Report on Form 8-K will be supplemented by amendment no later than July 5, 2005 to provide pro forma financial information giving effect to the Acquisition.

(c) Exhibits.

Exhibit Number	Description of Exhibit

10.26*

Purchase Agreement, dated April 20, 2005, by and among the Registrant, JAMDAT Mobile (Hawaii) LLC, Blue Lava Wireless, LLC, the Henk B. Rogers 2005 Dynasty Trust, the Akemi M. Rogers 2005 Dynasty Trust, Henk B. Rogers and Akemi Rogers.

10.27*	Tetris License and Distribution Agreement, dated April 20, 2005, by and among Tetris Company, LLC, Blue Lava Wireless, LLC, JAMDAT Mobile (Hawaii) LLC and the Registrant.

10.28*

Indemnification Escrow Agreement, dated April 20, 2005, by and among the Registrant, JAMDAT Mobile (Hawaii) LLC, Blue Lava Wireless, LLC, the Henk B. Rogers 2005 Dynasty Trust, the Akemi M. Rogers 2005 Dynasty Trust, Henk B. Rogers and Akemi Rogers.

10.29*	Registration Rights Agreement, dated April 20, 2005, by and among the Registrant and the Investors listed on Schedule A thereto.

10.30	Loan and Security Agreement, dated April 20, 2005, by and among Comerica Bank, the Registrant and certain of its subsidiaries.

99.1	Press Release dated April 20, 2005.

99.2	Transcript of a conference call conducted by JAMDAT Mobile Inc. on April 20, 2005.

* Certain exhibits and schedules have been omitted and the Company agrees to furnish to the Commission supplementally a copy of any omitted exhibits or schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 20, 2005	JAMDAT Mobile Inc.

/s/ Craig Gatarz
Craig Gatarz Chief Operating Officer and General Counsel

Exhibit Index

Exhibit Number	Description of Exhibit

10.26*

Purchase Agreement, dated April 20, 2005, by and among the Registrant, JAMDAT Mobile (Hawaii) LLC, Blue Lava Wireless, LLC, the Henk B. Rogers 2005 Dynasty Trust, the Akemi M. Rogers 2005 Dynasty Trust, Henk B. Rogers and Akemi Rogers.

10.27*	Tetris License and Distribution Agreement, dated April 20, 2005, by and among Tetris Company, LLC, Blue Lava Wireless, LLC, JAMDAT Mobile (Hawaii) LLC and the Registrant.

10.28*

Indemnification Escrow Agreement, dated April 20, 2005, by and among the Registrant, JAMDAT Mobile (Hawaii) LLC, Blue Lava Wireless, LLC, the Henk B. Rogers 2005 Dynasty Trust, the Akemi M. Rogers 2005 Dynasty Trust, Henk B. Rogers and Akemi Rogers.

10.29*	Registration Rights Agreement, dated April 20, 2005, by and among the Registrant and the Investors listed on Schedule A thereto.

10.30	Loan and Security Agreement, dated April 20, 2005, by and among Comerica Bank, the Registrant and certain of its subsidiaries.

99.1	Press Release dated April 20, 2005.

99.2	Transcript of a conference call conducted by JAMDAT Mobile Inc. on April 20, 2005.

* Certain exhibits and schedules have been omitted and the Company agrees to furnish to the Commission supplementally a copy of any omitted exhibits or schedules upon request.